SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2004


                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


                   1-13165                      59-2417093
           (Commission File Number) (IRS Employer Identification No.)


              1655 Roberts Boulevard N.W., Kennesaw, Georgia 30144
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 419-3355
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)










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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 6, 2004, CryoLife issued a press release announcing an update on its 510K premarket notification for CryoValve SG decellularized human heart valves. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated February 6, 2004, a copy of which is attached hereto as
Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to CryoLife's Form 10-K, as amended, for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, and CryoLife's subsequent filings with the Securities and Exchange Commission. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit Number         Description
          --------------         -----------

          99.1                   Press Release dated February 6, 2004




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CRYOLIFE, INC.



Date:  February 9, 2004              By: /s/ D. A. Lee
                                         ---------------------------------------
                                     Name:    D. Ashley Lee
                                     Title:   Vice President, Chief Financial
                                              Officer and Treasurer

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


                                  EXHIBIT INDEX



Exhibit Number             Description
--------------             -----------

99.1                       Press Release dated February 6, 2004


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